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                                                                    Exhibit 24.1



                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


     The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the registration of debt securities and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED this 21st day of December, 1998.



/s/ Sandra H. Austin                     Director
-----------------------------------
Sandra H. Austin



/s/ Jon E. Barfield                      Director
-----------------------------------
Jon E. Barfield



/s/ Edward B. Brandon                    Director
-----------------------------------
Edward B. Brandon



/s/ John G. Breen                        Director
-----------------------------------
John G. Breen



/s/ James S. Broadhurst                  Director
-----------------------------------
James S. Broadhurst



                                         Director
-----------------------------------
John W. Brown
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/s/ Duane E. Collins                     Director
-----------------------------------
Duane E. Collins



/s/ David A. Daberko                     Chairman of the Board and Chief
-----------------------------------      Executive Officer (Principal Executive
David A Daberko                          Officer)



/s/ Daniel E. Evans                      Director
-----------------------------------
Daniel E. Evans



/s/ Clifford L. Greenwalt                Director
-----------------------------------
Clifford L. Greenwalt



/s/ Bernadine P. Healy, M.D.             Director
-----------------------------------
Bernadine P. Healy, M.D.



/s/ Dorothy A. Johnson                   Director
-----------------------------------
Dorothy A. Johnson



/s/ Joseph H. Lemieux                    Director
-----------------------------------
Joseph H. Lemieux



                                         Director
-----------------------------------
W. Bruce Lunsford



/s/ Robert A. Paul                       Director
-----------------------------------
Robert A. Paul



/s/ William F. Roemer                    Director
-----------------------------------
William F. Roemer



/s/ Michael A. Schuler                   Director
-----------------------------------
Michael A. Schuler



                                       2
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/s/ Stephen A. Stitle                    Director
-----------------------------------
Stephen A. Stitle



/s/ Jerome F. Tatar                      Director
-----------------------------------
Jerome F. Tatar



/s/ Morry Weiss                          Director
-----------------------------------
Morry Weiss



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